Gadsden Dynamic Multi-Asset ETF
Schedule of Investments
June 30, 2021 (Unaudited)

Shares		Value
COMMON STOCKS — 13.3%
Coal Mining — 0.7%
15,094	Arch Resources, Inc. (a)	$860,056
Depository Credit Intermediation — 1.5%
11,734	JPMorgan Chase & Company	1,825,106
Gasoline Stations — 0.5%
5,775	Chevron Corp.	604,874
Iron and Steel Mills and Ferroalloy Manufacturing — 0.5%
24,980	United States Steel Corp.	599,520
Metal Ore Mining — 3.3%
26,322	Barrick Gold Corp. ADR (b)	544,339
43,328	Cameco Corp. ADR (b)	831,031
51,634	Freeport-McMoRan, Inc.	1,916,138
8,722	Newmont Corp.	552,800
		3,844,308
Nonmetallic Mineral Mining and Quarrying — 2.1%
3,579	Martin Marietta Materials, Inc.	1,259,128
7,168	Vulcan Materials Company	1,247,734
		2,506,862
Petroleum and Coal Products Manufacturing — 0.6%
10,574	Exxon Mobil Corporation	667,008
Pipeline Transportation of Natural Gas — 1.0%
50,670	Enterprise Products Partners L.P.	1,222,667
Support Activities for Mining — 3.1%
15,073	BHP Group, Ltd. ADR (b)	1,097,767
11,821	ConocoPhillips	719,899
12,706	Rio Tinto PLC ADR (b)	1,065,906
22,930	Schlumberger N.V. ADR (b)	733,989
		3,617,561
	TOTAL COMMON STOCKS (Cost $12,526,873)	15,747,962

INVESTMENT COMPANIES — 86.0%
65,743	Aberdeen Standard Physical Precious Metals Basket Shares ETF (a)	6,340,912
101,814	Alpha Architect International Quantitative Value ETF (c)	2,957,595
104,335	Alpha Architect US Quantitative Value ETF (c)	3,581,821
157,605	ELEMENTS Linked to the Rogers International Commodity Index — Agri Tot Return (a)(b)	1,213,559
44,201	Fidelity MSCI Industrials Index ETF	2,397,020
26,202	Freedom 100 Emerging Markets ETF (c)	898,467
13,991	iPath Series B Bloomberg Coffee Subindex Total Return ETN (a)(b)	629,735
25,647	iPath Series B Bloomberg Nickel Subindex Total Return ETN (a)(b)	618,349
119,197	Invesco DB Base Metals Fund (a)	2,410,163
16,105	Invesco S&P 500 Equal Weight ETF	2,427,507
60,171	iShares MSCI Eurozone ETF	2,969,439
53,037	iShares MSCI Mexico ETF	2,545,246
194,479	iShares Silver Trust (a)	4,710,281
17,551	iShares U.S. Home Construction ETF	1,214,880
41,844	KraneShares Global Carbon ETF (a)	1,547,810
836,214	ProShares Short 20+ Year Treasury (a)	14,115,292
349,717	Schwab Fundamental Emerging Markets Large Company Index ETF	11,278,373
245,834	Schwab Fundamental International Large Company Index ETF	8,181,355
101,374	Schwab International Small-Cap Equity ETF	4,217,158
32,576	SPDR S&P Global Natural Resources ETF	1,726,528
90,284	SPDR S&P Metals & Mining ETF	3,887,629
6,262	SPDR S&P Oil & Gas Exploration & Production ETF	605,473
86,078	SPDR S&P Regional Banking ETF	5,640,691

79,290	United States 12 Month Oil Fund LP (a)	$2,028,238
192,954	United States Copper Index Fund (a)	5,061,184
8,402	Vanguard Mid-Cap Value ETF	1,180,481
20,712	Vanguard Small-Cap Value ETF	3,596,846
26,015	Vanguard Value ETF	3,576,022
	TOTAL INVESTMENT COMPANIES (Cost $98,424,678)	101,558,054

MONEY MARKET FUNDS — 0.7%
811,614	First American Government Obligations Fund — Class X, 0.03% (d)	811,614
	TOTAL MONEY MARKET FUNDS (Cost $811,614)	811,614

	TOTAL INVESTMENTS (Cost $111,763,165) — 100.0%	118,117,630
	Other Liabilities in Excess of Assets — 0.0% (e)	(52,968)
	TOTAL NET ASSETS — 100.0%	$118,064,662

Percentages are stated as a percent of net assets.

ADR — American Depository Receipt

PLC — Public Limited Company

(a)	Non-Income producing security.
(b)	Foreign Issued Security.
(c)	Affiliated Fund.
(d)	Rate shown is the 7-day effective yield.
(e)	Rounds to zero.

GADSDEN DYNAMIC MULTI-ASSET ETF

NOTES TO FINANCIAL STATEMENTS

June 30, 2021 (Unaudited)

NOTE 1 — ORGANIZATION

Gadsden Dynamic Multi-Asset ETF (the “Fund”) is a series of the Alpha Architect ETF Trust (the “Trust”), which is organized as a Delaware statutory trust on October 11, 2013. The Trust is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”). The Fund commenced operations on November 14, 2018 and became a series of the Trust via a merger on November 2, 2020. The Fund qualifies as an investment company as defined in the Financial Accounting Standards Codification Topic 946-Financial Services — Investment Companies. The Fund’s investment objective is to seek total return.

As noted above, the Fund is the successor to the Gadsden Dynamic Multi-Asset ETF (the “Predecessor Fund”), a series of ETF Series Solutions, which had the same investment objective as the Fund. Gadsden, LLC (the “Sub-Adviser”), the sub-adviser to the Fund, was the adviser to the Predecessor Fund. On October 13, 2020, the shareholders of the Predecessor Fund approved the reorganization of the Predecessor Fund with and into the Fund. Effective as of prior to the open of business on November 2, 2020, the assets and liabilities of the Predecessor Fund were transferred to the Fund in exchange for shares of the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Predecessor Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Costs incurred by the Fund in connection with the reorganization were paid by Empowered Funds, LLC (the “Adviser”) or its affiliates. The fiscal year end of the Predecessor Fund was October 31. In contrast, the fiscal year end of the Fund is September 30. The reporting period covered by this report for the Fund is November 1, 2020, through June 30, 2021. Operations prior to November 1, 2020 were for the Predecessor Fund. As of November 1, 2020, the net assets of the Predecessor Fund were $83,471,478, including $9,717,792 of net unrealized appreciation and $5,515,905 of total distributable earnings, and the shares outstanding were 2,950,000, all of which were transferred into the Fund at NAV at the closing of the reorganization.

The primary purpose of the reorganization was to move the Predecessor Fund from ETF Series Solutions Trust to the Trust, which the Sub-Adviser believed would allow the Sub-Adviser to focus its marketing and distribution efforts on the Fund while leveraging additional resources provided by the Trust

The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing in asset classes that the Fund’s portfolio managers believe offer the most attractive combined risk/return opportunities. The term “asset classes” generally includes, among others, U.S. equities, foreign securities, currencies, bonds, and real estate investment trusts (REITs). Generally, the Sub-Adviser selects investments for the Fund’s portfolio based on its long-term view of macroeconomic factors. That is considered a “strategic” approach. Through that approach, the Fund’s portfolio will generally have exposure to a variety of asset classes, geographies, and market capitalizations. Additionally, for a portion of the Fund’s portfolio, the Sub-Adviser may seek to change the Fund’s investment portfolio based on its short-term view of the markets, which is referred to as a “tactical” approach.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

Security Valuation. Equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If on a particular day an exchange-traded or NASDAQ security does not trade, then the most recent quoted bid for exchange-traded or the mean between the most recent quoted bid and ask price for NASDAQ securities will be used. Equity securities that are not traded on a listed exchange are generally valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities.

Securities for which quotations are not readily available are valued by a committee established by the Trust’s Board of Trustees (the “Board”) in accordance with procedures established by the Board. This “fair valuation” process is designed to value the subject security at the price the Trust would reasonably expect to receive upon its current sale. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of “fair value” pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of June 30, 2021, the Fund did not hold any “fair valued” securities.

As described above, the Fund may use various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the fair value classification of the Fund’s investments as of June 30, 2021:

Description	Level 1	Level 2	Level 3	Total
Gadsden Dynamic Multi-Asset ETF
Assets*
Common Stocks	$15,747,962	$—	$—	$15,747,962
Investment Companies	101,558,054	—	—	101,558,054
Money Market Funds	811,614	—	—	811,614
Total Investments in Securities	$118,117,630	$—	$—	$118,117,630
*	For further detail on each asset class, see the Schedule of Investments

During the fiscal period ended June 30, 2021, the Fund did not invest in any Level 3 investments and recognized no transfers to/from Level 3. Transfers between levels are recognized at the end of the reporting period.

NOTE 3 — TRANSACTIONS WITH AFFILIATES:

The Gadsden Dynamic Multi-Asset ETF’s transactions with affiliates represent holdings for which it and the underlying exchange-traded funds (“ETFs”) have the same investment adviser. The Gadsden Dynamic Multi-Asset ETF had the following transactions with such affiliated underlying ETFs during the fiscal period ended June 30, 2021:

	Alpha Architect U.S. Quantitative Value ETF	Alpha Architect International Quantitative Value ETF	Alpha Architect U.S. Quantitative Momentum ETF	Alpha Architect International Quantitative Momentum ETF	Freedom 100 Emerging Market ETF	Total
Value, Beginning of Period	$—	$—	$874,447	$2,423,040	$—	$3,297,487
Purchases	3,306,620	2,957,866	288,393	(1,996,421)	892,767	5,449,225
Proceeds from Sales	(29,301)	(24,432)	(2,310,494)	(3,200,588)	(7,317)	(5,572,132)
Net Realized Gains (Losses)	5,257	1,590	389,361	484,125	222	880,555
Change in Unrealized Appreciation (Depreciation)	299,245	22,571	758,293	2,289,844	12,795	3,382,748
Value, End of Period	$3,581,821	$2,957,595	$—	$—	$898,467	$7,437,883
Dividend Income	10,390	12,922	—	—	2,466	25,778
Capital Gains Distributions	—	—	—	—		—

	Alpha Architect U.S. Quantitative Value ETF	Alpha Architect International Quantitative Value ETF	Alpha Architect U.S. Quantitative Momentum ETF	Alpha Architect International Quantitative Momentum ETF	Freedom 100 Emerging Market ETF
Shares, Beginning of Period	—	—	21,747	86,147	—
Number of Shares Purchased	105,190	102,648	24,967	12,777	26,415
Number of Shares Sold	(855)	(834)	(46,714)	(98,924)	(213)
Shares, End of Period	104,335	101,814	—	—	26,202